Exhibit 23





Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report included in this Form
11-K for the year ended November 30, 1998, into UAL's previously filed Form S-8 and Post Effective Amendment
No. 1 to Form S-8 Registration Statement (File No. 33-
38613), and Form S-8 Registration Statement (File No.
333-63185) for the United Air Lines, Inc. Management and Salaried Employees' 401(k) Retirement Savings
Plan.





                                     Arthur Andersen LLP


Chicago, Illinois
May 27, 1999